MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.




FUND LOGO




Quarterly Report

November 30, 1998




Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.



Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the three-month period ended November 30, 1998, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.142 per share income dividends. This represents a net annualized yield of 5.04%, based on a month-end per share net asset value of $11.33. Over the same period, the Fund's total investment return was +0.11%, based on a change in per share net asset value from $11.46 to $11.33, and assuming reinvestment of $0.142 per share income dividends.


The Municipal Market Environment
During the three months ended November 30, 1998, long-term bond yields declined modestly while long-term municipal bond yields were essentially unchanged. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 25 basis points (0.25%) to approximately 5% by the end of November.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt investments back to various world equity markets. US Treasury security yields rose through mid-November to approximately 5.375%. However, the resumption of the decline in foreign financial markets, particularly in Asia, as well as renewed concerns of additional US economic weakness, led to a further lowering of short-term interest rates by the Federal Reserve Board in mid-November. These factors pushed taxable interest rates lower for the remainder of the period to end November at 5.07%. During the three-month period ended November 30, 1998, long-term US Treasury bond yields declined approximately 15 basis points.

During much of the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of nearly 10% compared to the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended November 30, 1998, just under $60 billion in new long-term municipal bonds were underwritten, a decline of 10% compared to the same quarter a year ago. During the month of November, there were less than $20 billion in new municipal bond securities issued, a decline of over 8% compared to November 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.


Merrill Lynch High Income Municipal Bond Fund, Inc.
November 30, 1998


Throughout the six-month period ended November 30, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined approximately 15 basis points to 5.09% by early October. Municipal bond yields then rose during the remainder of October and November and ended the period at 5.25%. Over the past three months, long-term tax-exempt bond yields declined approximately 15 basis points.

Although municipal bond yields declined during the three-month period, recent supply pressures and the absence of the safe-haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At November 30, 1998, long-term tax-exempt bond yields were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
During the three months ended November 30, 1998, portfolio activity continued to reflect our efforts to reduce holdings that possessed unattractive redemption features as well as those perceived to be vulnerable to the continuing deterioration in the global economic outlook. We generally limited high-yield purchases to industry sectors with limited exposure to international economic and financial disruptions. Accordingly, the electric utility sector is particularly attractive to us. In addition, we favored this sector because of the perception that its fundamental credit outlook continues to improve.

Municipal credit spreads have widened somewhat over the last few months, reflecting wider spreads in the taxable arena. Much of this has occurred only with corporate-related tax-exempt debt, reflecting concerns over the impending slide in earnings growth. Thus far, the impact has been relatively modest, perhaps attesting to the extent of demand for yield in an otherwise increasingly homogenized municipal market.

Nonetheless, we will continue to carefully monitor our existing holdings and the market at large for opportunities to improve the Fund's performance. During the year-end period, numerous high-yield issuers typically rush to market. This could put additional pressure on yield spreads and may well represent an opportunity to move forward in our efforts to restructure the Fund.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager




(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager




January 6, 1999





Merrill Lynch High Income Municipal Bond Fund, Inc.
November 30, 1998


PORTFOLIO COMPOSITION


For the Quarter Ended November 30, 1998

Top Ten States*

New Jersey                             13.49%
Pennsylvania                            7.60
Ohio                                    7.03
Massachusetts                           6.28
Texas                                   6.27
Arizona                                 5.87
Virginia                                5.84
Illinois                                5.61
Colorado                                4.55
New York                                4.36
                                      -------
Total Top Ten                          66.90
Total Others                           33.10
                                      -------
Total Portfolio                       100.00%
                                      =======

Net assets as of November 30, 1998 were $232,137,500.



Quality Ratings*

(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa          9%
A/A              4%
BBB/Baa         12%
BB/Ba           19%
B/B             13%
CCC/Caa          1%
NR++            41%
Other++++        1%


[FN]
   *Based on total market value of the portfolio as of November 30, 1998. ++Not Rated.
++++Temporary investments in short-term municipal securities.



ABOUT INVERSE FLOATERS


As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investment in inverse floaters may be characterized as derivative securities and may subject the Fund to risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.